NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplement No. 1 dated May 23, 2017 to the

Prospectus dated March 27, 2017

This Supplement No. 1 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-T (the "Trust"), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the "Prospectus"). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The Purpose of this Supplement is to disclose:

•	A clarification regarding the distribution fees;
•	The appointment of a new Trustee; and
•	A clarification to the Trust and the Master Fund Advisory Agreements.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Distribution Fees

This Supplement supplements and amends footnote (2) on the inside cover page of the Prospectus by replacing the second sentence in its entirety with the following:

The actual maximum Sales Load will be calculated using a percentage of the Offering Price per Share equal to selling commissions and/or dealer manager fees of up to 4%, in the aggregate, for the purchase of Shares.

This Supplement supplements and amends the section of the Prospectus entitled “Securities Offered” on page i of the inside cover page by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust is offering on a continuous basis up to 20,000,000 Shares at the Offering Price, which equals the Trust’s then-current net asset value (“NAV”) per Share, plus selling commissions and/or dealer manager fees of up to 4.0%, in the aggregate, of the Offering Price.

This Supplement supplements and amends the section of the Prospectus entitled “Securities Offered” on page i of the inside cover page by replacing the first sentence of the second paragraph in its entirety with the following:

Investors will pay selling commissions and/or dealer manager fees of up to 4.0%, in the aggregate, of the Offering Price for the purchase of Shares.

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Terms―The Offering" on page 10 by replacing the second sentence in its entirety with the following:

Investors will pay selling commissions and/or dealer manager fees of up to 4.0%, in the aggregate, of the Trust’s Offering Price per Share for the purchase of Shares (collectively, the

“Sales Load”).This Supplement supplements and amends the section of the Prospectus entitled “Summary of Fees and Expenses” on page 26 by replacing the definition of “Sales Load” in the second and third sentences of footnote (1) in their entirety with the following:

“Sales load” includes selling commissions and/or dealer manager fees of up to 4%, in the aggregate, of the Trust’s Offering Price per Share.

This Supplement supplements and amends the section of the Prospectus entitled “Use of Proceeds” on page 34 by replacing the first full paragraph and the chart in its entirety with the following:

The selling commissions, dealer manager fees and expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust raised gross proceeds from this offering in the amount of $189,376,000, inclusive of selling commissions and dealer manager fees. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.

	Amount	%
Gross proceeds	$189,376,000	100.0%
Less:
Selling commissions and/or Dealer Manager Fees(1)	$7,575,040	4.00%
Net proceeds after sales load(2)	$181,800,960	96.00%
Less:
Offering expenses(2)	$1,818,010	0.96%
Net proceeds/amount available for investments(2)	$179,982,950	95.04%

(1)	As a percentage of the Trust’s Offering Price per Share. Estimated amounts have been rounded for ease of presentation. In no event will the aggregate selling commissions and/or dealer manager fees exceed 4.0% of the gross offering proceeds received in this offering.

(2)	As a percentage of the Trust’s Offering Price per Share.

This Supplement supplements and amends the section of the Prospectus entitled “Purchases of Shares” on page 146 by replacing the first sentence of the third paragraph in its entirety with the following:

Shares will be offered through the Distributor at an offering price equal to the Trust’s then-current NAV per Share, plus selling commissions and/or dealer manager fees of up to 4%, in the aggregate, of the Offering Price (the selling commissions and/or dealer manager fees are collectively referred to as the “Sales Load”).

This Supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution” on page 189 by replacing the third sentence of the first paragraph in its entirety with the following:

Shares will be offered through the Distributor at an offering price equal to the Trust’s then-current NAV per Share, plus selling commissions and/or dealer manager fees of up to 4.0%, in the aggregate, of the Offering Price.

This Supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution—Compensation of the Distributor and Selected Broker Dealers” on page 191 by replacing the first sentence of the first paragraph in its entirety with the following:

Except as provided below, in its capacity as distributor of this offering, ALPS Distributors, Inc. receives selling commissions and/or dealer manager fees of up to 4.0%, in the aggregate, of the Trust’s Offering Price per Share with respect to each Share sold in this offering.

This Supplement supplements and amends the section of the Prospectus entitled “Plan of Distribution—Compensation of the Distributor and Selected Broker Dealers” on page 191 by replacing the third paragraph in its entirety with the following:

In addition to the payment by investors of selling commissions and the dealer manager fees, the Trust reimburses the Distributor and Selected Broker Dealers for bona fide accountable due diligence expenses, which will be paid only to the extent that aggregate dealer manager fees and/or selling commissions with such reimbursements do not exceed 4.0% of the Offering Price. The Trust expects to reimburse the Distributor and Selected Broker Dealers approximately 0.05% of the aggregate proceeds raised in this offering, for bona fide accountable due diligence expenses. These due diligence expenses will be included in calculating the aggregate dealer manager fees and/or sales commissions of up to 4.0% of the Trust’s Offering Price per Share.

Management of the Trust and the Master Fund

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—General” on page 116 by replacing the second sentence of the first paragraph in its entirety with the following:

The Board consists of five members, three of whom are considered Independent Trustees.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustees” on page 118 by adding the following entry for Brett S. Klein to the “Interested Trustee” portion of the table:

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Trusteeships Held By Trustees During Past 5 Years
Interested Trustee
Brett S. Klein (39)	Trustee and Chief Operating Officer	2017	Managing Director of Colony NorthStar; Trustee and COO of the Trust, the Master Fund and the Feeder Fund; COO of Corporate Master Fund, Corporate Fund and Corporate Fund-T; COO of NorthStar/RXR; COO of NorthStar/Townsend; Managing Director of NorthStar Asset Management Group, Ltd and NorthStar Realty (2013 – 2017).	4	Trustee of the Master Fund and its Feeder Funds. Director of the REIT Subsidiary

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustee Qualifications—Interested Trustees” on page 120 by adding the following entry for Brett S. Klein:

Brett S. Klein. Mr. Klein has served as a Trustee of the Master Fund and its three feeder funds since May 10 2017 and Chief Operating Officer since inception. He is also a Director of the REIT Subsidiary since February 2017. In addition, Mr. Klein has served as Chief Operating Officer of Corporate Master Fund and its two feeder funds since inception. He has served as a Director of the REIT Subsidiary since February 2017. Mr. Klein has also served as the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. He also currently serves as a Managing Director of Colony NorthStar, the parent company of the Advisor, a position he has held since January 2017, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of Colony NorthStar’s retail-focused REITs and alternative retail products as well as coordination of sponsor-related activities of Colony NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of the Managed Companies. Mr. Klein also served as a Managing Director at NorthStar Asset Management Group, Ltd., and headed the Alternative Products Group from June 2014 to January 2017. Mr. Klein previously served as a Managing Director of NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its retail-focused REIT businesses, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the CMBS group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.

The Board believes that Mr. Klein’s extensive commercial real estate and capital markets expertise through various market cycles and changing market conditions, combined with his leadership position of the Trust’s sponsor’s retail platform, as well as his experience as the Trust’s Chief Operating Officer, support his appointment to the Trust’s board of trustees.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Trustee Independence" on page 123 by replacing the second paragraph in its entirety with the following:

The Board has determined that each of the trustees is independent and has no relationship with the Trust or the Master Fund, except as a trustee and shareholder, with the exception of Daniel R. Gilbert and Brett S. Klein, as a result of their relationship with Colony NorthStar and the Advisor.

This Supplement supplements and amends the section of the Prospectus entitled “Management of the Trust and the Master Fund—Trustee Beneficial Ownership of Shares" on page 125 by adding the following entry for Brett S. Klein to the “Interested Trustee” portion of the table:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Brett S. Klein*	None

* Mr. Klein joined the Board, effective May 10, 2017.

Trust and the Master Fund Advisory Agreements

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Terms―Management and Incentive Fees" on page 7 by replacing the second paragraph in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Fees and Expenses” on page 27 by replacing the second sentence of footnote (4) in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Management and Incentive Fees―Management Fee” on page 133 by replacing the first sentence in its entirety with the following:

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average daily net assets during such period.

This Supplement supplements and amends the section of the Prospectus entitled “Management and Incentive Fees―Incentive Fee” on page 135 by replacing footnote (2) in its entirety with the following:

(2)	Represents 1.25% annualized base management fee on average daily net assets. Examples assume assets are equal to adjusted capital.